KeyCorp Fourth Quarter 2024 Earnings Review January 21, 2025 Chris Gorman Chairman and Chief Executive Officer Clark Khayat Chief Financial Officer

2024 Results

15%
Increase in strategic, fee-based businesses (Investment Banking, Wealth and Commercial Payments)[(1)]

$61Bn
In Assets Under Management[(2)]

Differentiated Fee Businesses Focused on Targeted Scale

4%
Client Deposit Growth[(1)]

3%
Net New Relationship Household Growth

Driving New Relationships Focused on Primacy

(7)%
Criticized Loans QoQ

74bps
NPAs / Period-end Loans[(2)]

41bps
NCOs / Average Loans

Risk Management Excellence

12.0%
Common Equity Tier 1[(3)], up ~200bps YoY

9.8%
Marked Common Equity Tier 1[(4)], up ~280bps YoY

Strengthening the Balance Sheet

Note: All metrics are FY 2024, unless otherwise noted
(1) FY24 vs. FY23; (2) As of 12/31/2024; (3) 12/31/2024 ratio is estimated and reflects Key's election to adopt the CECL optional transition provision; (4) Adjusted for unrealized AFS Securities and Pension losses and non-GAAP measure: see appendix for reconciliation

2

Financial Review

4Q24 Highlights

- Reported EPS of $(0.28), or $0.38 adjusted for impact from selected items[(1)]
- Net interest income up 10% QoQ, benefiting from fixed rate asset repricing, funding optimization, and impact of securities repositioning
  - NIM of 2.41%
- Noninterest income was down YoY due to the loss on the sale of securities and an investment agreement valuation, but up 18% excluding these selected items[(1)]
- Expenses of $1.2Bn reflected strong capital markets activity and other elevated expenses not expected to reoccur in 2025
- Provision for Credit Losses of $39MM, and included $114MM of NCOs and $75MM release of allowance for credit losses
- CET1 up ~114 basis points QoQ to 12%[(3)]
- Tangible book value per common share increased 17% YoY

$ in millions, excluding EPS
From continuing operations, unless otherwise noted

	Reported	QoQ ▲	YoY ▲
EPS	$ (0.28)	(40.4) %	N/M
Net Interest Income (TE)	$ 1,061	10.1 %	14.3 %
Noninterest Income	$ (196)	27.1 %	(132.1) %
Revenue (TE)	$ 865	24.5 %	(43.8) %
Noninterest Expense	$ 1,229	12.3 %	(10.4) %
Provision for Credit Losses	$ 39	(58.9) %	(61.8) %
CET1[(3)]	12.0 %	114 bps	195 bps
Cash Efficiency Ratio[(1)]	141.3 %	N/M	N/M
ROTCE[(1)]	(9.69) %	N/M	N/M
Tangible Book Value per Common Share	$ 11.70	(0.2) %	16.8 %

Adjusted metrics, excluding the impact of selected items[(2)], can be found on slide 21

N/M = Not Meaningful
(1) Non-GAAP measure: see appendix for reconciliation; (2) See slide 24 for breakout on Selected Items Impact on Earnings; (3) 12/31/2024 ratio is estimated and reflects Key's election to adopt the CECL optional transition provision

4

FY 2024 Highlights

- Reported EPS of ($0.32), or $1.16 adjusted for impact of selected items(1)
- Net interest income down 3.4%, reflecting lower loans and changes in interest rates, offset by client deposit growth, fixed rate asset repricing, and funding optimization
- Adjusted noninterest income up 7%(1), reflecting strong growth in investment banking / debt placement fees, commercial mortgage servicing fees, and trust & investment services income
- Adjusted expenses up ~3%(1), reflecting the strong fee environment and higher technology investments
- Provision for credit losses improved ~31% driven by reserve release in 2024 compared to reserve build in 2023

$ in millions, excluding EPS
From continuing operations, unless otherwise noted

	2024 Reported	FY24 vs. FY23	
EPS	$ (0.32)	(136.4) %	+1% excl. selected items(1)
Net Interest Income (TE)	$ 3,810	(3.4) %	
Noninterest Income	$ 809	(67.2) %	+7% excl. selected items(1)
Total Revenue (TE)	$ 4,619	(28) %	+1% excl. selected items(1)
Noninterest Expense	$ 4,545	(4.0) %	+3% excl. selected items(1)
Provision for Credit Losses	$ 335	(31.5) %	
Average Loans	$ 107,724	(8.7) %	
Average Deposits	$ 146,155	1.5 %	
NCOs to Avg Loans	41 bps	20 bps	

Adjusted metrics, excluding the impact of selected items(2), can be found on slide 22

(1) Non-GAAP measure: see appendix for reconciliation; (2) See slide 25 for breakout on Selected Items Impact on Earnings

5

$78.6 $76.4 $75.1 $73.1 $72.1 $35.3 $34.6 $33.9 $33.2 $32.6 4Q23 1Q24 2Q24 3Q24 4Q24 $104.7 6  Average loans down 1.4% from 3Q24 − Decline in commercial loans ($1.0Bn) reflected a decrease in commercial mortgage real estate loans and commercial and industrial loans − Decline in average consumer loans ($0.6Bn) reflected a decline in consumer mortgage and home equity loan balances vs. Prior Quarter Portfolio Highlights  ~63% variable rate, or 45% after adjusting for loans swapped to a fixed rate; loan yields would have been 6.05% in fourth quarter 2024 excluding the impact from hedges(3)  ~92% of commercial loans are made to clients who do additional business with Key(4)  ~54% of the C&I portfolio is investment grade; Consumer book has a 765 weighted average FICO at origination  C&I loan utilization: 31% in 4Q24 (stable to 3Q24) Note: Graphs may not foot due to rounding (1) CRE includes real estate – commercial mortgage and real estate – construction; (2) Other Consumer includes home equity loans, credit cards, and other consumer loans; (3) Non-GAAP measure: see appendix for reconciliation; (4) Defined as capital markets, payments or deposits Average Loans Consumer Commercial Loan Yield $113.9 $111.0 $109.0 $106.2 $ in billions 5.51% 5.61% 5.66% 5.73% 5.55% EOP Loans: $104.3Bn $0.1$105.3 ($0.2)($0.5) ($0.3)($0.2) $104.3 C&I Commercial Leases 9/30/24 CRE(1) Residential Mortgage QoQ Ending Balances by Type Other Consumer(2) 12/31/24

Average Deposits



$ in billions
$145.1
$142.9
$144.2
$147.8
$149.7
Other(1)
Commercial
Total deposit cost
Consumer
$58.2
$56.3
$57.4
$58.7
$59.7
2.06%
2.20%
2.28%
2.39%
2.18%
$83.6
$84.1
$85.4
$86.4
$87.5
4Q23
1Q24
2Q24
3Q24
4Q24

4Q24 Product Mix



Time deposits
Savings
MMDA
27%
12%
3%
19%
Noninterest-bearing
39%
Demand
23% including hybrid accounts

4Q24 Interest-bearing Mix



Treasury / Other
Other Commercial
2%
8%
Consumer ex term products
35%
Managed / Indexed Commercial
30%
7%
18%
Wealth & Laurel Road
Consumer term products(2)

Note: Graphs may not foot due to rounding
(1) Other includes treasury brokered deposits and other deposits; (2) Includes MMDA promos and retail CDs; (3) Cumulative beta indexed to 3Q24; (4) Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits

vs. Prior Quarter

- **Average deposits were up 1.3% from 3Q24**
  - Growth across both consumer and commercial deposits
  - Included ~$160MM decrease in brokered CDs (to $4.4Bn)
- **Total deposit costs declined by 21 basis points**
  - Interest-bearing deposit costs declined by 25bps
  - **Cumulative** down interest-bearing **deposit beta: ~40%**[3]

Deposit Franchise Highlights

- **Client deposits up 4% year-over-year**
- **NIB deposits:** 23% of total deposits including hybrid accounts
- **Commercial deposit balances driven by relationship clients**
  - 79% of commercial deposits in core operating accounts
  - 90% of commercial deposits have an operating account
- **Loan-to-deposit ratio: 70%**[4]

7

Net Interest Income and Margin (TE)

From continuing operations, $ in millions



$928
$886
$899
$964
$1,061
+14%
+10%
2.07%
2.02%
2.04%
2.17%
2.41%
4Q23
1Q24
2Q24
3Q24
4Q24
Net interest income (TE)
Net interest margin (TE)



NII Walk (TE)
$964
$50
$44
$7
$12
$(10)-$(15)
$(2)-$(5)
$1,061
3Q24
Legacy USTs & terminated swaps
Securities repositioning & Scotiabank investment
Securities portfolio repricing
Funding optimization & beta mgmt
Rate impact
Loan decline & other
4Q24



NIM Walk (TE)
2.17%
12bps
10bps
2bps
3bps
~(3)bps
(1)bps
2.41%
3Q24
Legacy USTs & terminated swaps
Securities repositioning & Scotiabank investment
Securities portfolio repricing
Funding optimization & beta mgmt
Rate impact
Loan decline & other
4Q24

TE = Taxable equivalent
Note: NIM Walk may not foot due to rounding

8

Noninterest Income

$ in millions; Illustrative, not drawn to scale

	4Q23	3Q24	4Q24	% change YoY	% change QoQ
Adjusted		$649[1]	$722[1]		
Total Noninterest Income	*$610*	*$(269)*	*$(196)*	*N/M*	*27%*
Corporate Services	$67	$69	$69	3%	-
Service Charges	$65	$67	$65	-	(3)%
Comm'l Mortgage Servicing	$48	$73	$68	+42%	(7)%
Cards & Payments	$84	$84	$85	+1%	+1%
Trust & Investment Services	$132	$140	$142	+8%	+1%
Investment Banking & Debt Placement	$136	$171	$221	+63%	+29%
Other[2]	$78	$45	$72	(8)%	+60%
Pretax loss on selected items[3]		$(918)	$(918)		

vs. Prior Year

- **Noninterest income included a $918MM pre-tax loss from the sale of securities and investment agreement valuation[3]**
  - Excluding the loss on the sale of securities and investment agreement valuation, fees were **up 18%**[1]
  - Investment Banking & Debt Placement increased (+$85MM), due to higher syndication fees, underwriting fees, and merger and acquisition fees
  - Commercial Mortgage Servicing fees (+$20MM), reflects higher active special servicing balances and growth in the overall portfolio
  - Trust & Investment Services growth (+$10MM) driven by AUM growth and continued strong momentum in Key Private Client

(1) Adjusted noninterest income, non-GAAP measure: see appendix for reconciliation; (2) Other includes Corporate-Owned Life Insurance Income, Consumer Mortgage Income, Operating Lease Income and Other Leasing Gains, Net Securities gains (losses), and Other Income; (3) See slide 24 for breakout on Selected Items Impact on Earnings

9

Noninterest Expense



$ in millions
Total Noninterest Expense
$1,372
$1,094
$1,229
$275(1)
$(6)(1)
$(3)(1)
$466
$430
$498
Non-personnel
$631
$670
$734
Personnel
4Q23
3Q24
4Q24

	% change YoY	% change QoQ
Total Noninterest Expense	(10.4)%	12.3%
Non-personnel	7%	16%
Personnel	16%	10%

(1) Please see slide 24 for breakout on Selected Items Impact on Earnings

vs. Prior Year

- **Noninterest expense down $143MM**
  - Driven by ~$275MM of selected items[1] in the fourth quarter of 2023
  - Expenses up excluding selected items due to higher incentive and stock-based compensation related to strong capital markets activity, and higher tech spend

vs. Prior Quarter

- **Noninterest expense up $135MM**
  - Higher personnel expense reflects stronger capital markets activity and an increase in employee benefits
  - Higher other expenses largely driven by seasonality, investment spend, and other miscellaneous costs

4Q24 Notable Expenses

- $18MM charitable contributions
- ~$30MM higher than typical expenses across contract terminations, claims expenses, benefits costs, and other elevated expenses not expected to reoccur in the future

10

0.20% 0.22% 0.26% 0.17% 0.20% 0.09% 0.11% 0.13% 0.16% 0.09% 4Q23 1Q24 2Q24 3Q24 4Q24 NCOs = Net charge-offs (1) Loan and lease outstandings 11 $ in millions $4,984 $6,588 $6,973 $6,841 $6,337 4Q23 1Q24 2Q24 3Q24 4Q24 30 – 89 days delinquent 90+ days delinquent Net Charge-offs & Provision for Credit Losses Delinquencies to Period-end Total Loans Criticized Outstandings(1) to Period-end Total Loans $ in millions; Continuing Operations Criticized Outstandings to Period-end Total LoansCriticized Outstandings 4.4% 6.0% 6.5% 6.5% $76 $81 $91 $154 $114$102 $101 $100 $95 $39 4Q23 1Q24 2Q24 3Q24 4Q24 NCOs Provision for credit losses NCOs to avg. loans 0.26% 0.29% 0.34% 0.58% $574 $658 $710 $728 $758 4Q23 1Q24 2Q24 3Q24 4Q24 Nonperforming Loans to Period-end Total Loans $ in millions Nonperforming Loans to Period-end Total LoansNonperforming Loans 0.51% 0.60% 0.66% 0.69% Credit Quality Continuing Operations 0.73% 0.43% 6.1% +4% (7)%

4Q23 1Q24 2Q24 3Q24 4Q24 $(2.7) $(2.5) $(2.2) 12 $ in billions Tangible Common Equity Ratio(2) Common Equity Tier 1(1) Projected AOCI Impacts (Forward Curve) 5.1% 5.0% 5.2% 6.2% 7.0% 4Q23 1Q24 2Q24 3Q24 4Q24 10.0% 10.3% 10.5% 10.8% Adjusted for unrealized AFS Securities and Pension losses(2) 7.0% 7.1% 7.3% 8.6% (1) 12/31/2024 ratio is estimated and reflects Key's election to adopt the CECL optional transition provision; (2) Non-GAAP measure: see appendix for reconciliation Capital 12.0% 9.8% $(3.5) ~29% $(2.9) Forward RatesAOCI Position 12/31/24 Projected AOCI burndown assumes ~2 rate cuts in 2025 and 0 cuts in 2026, and 2-5 year UST rates remain relatively unchanged ~18% $(2.5) 12/31/25 12/31/26 AFS AOCI Other AOCI

2025 Outlook FY2025 (vs. FY2024) Ranges are shown on an operating basis 13 (1) Noninterest income excludes $1,836MM from losses on sale of securities. See slide 25 for breakout on Selected Items Impact on Earnings; (2) Noninterest expense excludes $25MM from FDIC special assessment. See slide 25 for breakout on Selected Items Impact on Earnings; (3) Non-GAAP measure: see appendix for reconciliation; (4) Reflects the estimated full year taxable-equivalent adjustment. Refer to Basis of Presentation on page 12 of the Earnings Release; (5) Represents a forward-looking Non-GAAP measure. Refer to Basis of Presentation on page 12 of the Earnings Release. $ in millions, unless otherwise stated 2024 Baseline $107.7Bn $104.3Bn $71.9Bn $3,810 $2,645(1) $4,520(2) 41 bps down (2 – 5%) Flat vs. YE 2024 up 2 – 4% up ~20% 10%+ 4Q25 vs. 4Q24 up 5%+(5) up 3 – 5%(5) 40-45 bps ~21 – 22% ~23 – 24% (9)% (7)% (7)% (3)% + 7% + 3% + 20 bps FY2024 (vs. FY2023) Average Loans Ending Loans PE Commercial Loans Adjusted Noninterest Income(3) Adjusted Noninterest Expense (3) Net Interest Income (TE) GAAP Tax Rate Tax-equivalent Effective Rate(4) NCOs to Average Loans

Net Interest Income Opportunity

Change to NII ($ in millions); Illustrative, not drawn to scale



Drivers of Full Year 2025 NII Growth(1)
~20% growth
~$3.8Bn
~$315
$180
~$4.6Bn
FY24
Securities repositionings & Scotiabank investment
2024 Swap terminations
Fixed-rate securities & swaps repricing
Business growth & balance sheet optimization
FY avg impact of lower loans, interest rates & other
FY25



Drivers of 4Q25 NII Exit Rate(1)
10%+ growth
$1.06Bn
2.41% NIM
$45
$14
$1.17Bn+
2.70%+ NIM
4Q24
2nd Securities repositioning & Scotiabank investment
2024 Swap terminations
Fixed-rate securities & swaps repricing
Business growth & balance sheet optimization
Interest rates & Other
4Q25

(1) Assumes two rate cuts in 2025, one in May and one in December

14

Appendix

Other 1% 1M SOFR 19% 3M SOFR 9% Prime 8% O/N SOFR 26% Fixed 37% Loan Composition(1) 61% 22% 4% 10% 2% Total Loans AFS Securities Other(3) $8.7 $8.4 $8.1 $7.8 $7.5 $35.6 $37.1 $36.8 $36.7 $38.0 4Q23 1Q24 2Q24 3Q24 4Q24 Average AFS Securities Average Yield(4)Average HTM Securities $ in billions Average Total Investment Securities $44.3 $44.9 $44.5 Fixed-rate Asset Repricing Tailwinds – 1Q25 to 2026 16 2.26% 2.40% 2.61% Balance Sheet Management Detail 2.98% $45.5$45.5 ST Investments HTM Securities 3.40% (1) Loan statistics based on 12/31/2024 period-end balances; (2) Based on 12/31/2024 period-end balances; chart may not foot due to rounding; (3) Other includes loans HFS and trading account assets; (4) Yield is calculated on the basis of amortized cost $ in billions 1Q25 2Q25 3Q25 4Q25 2025 2026 Projected receive-fixed swaps maturities $2.2 $1.3 $0.4 $1.4 $5.2 $9.1 Weighted-average rate received (%) 1.42% 2.17% 2.19% 1.96% 1.80% 2.78% Projected fixed rate loans cash flows / maturities $2.6 $2.6 $2.7 $2.7 $10.5 $10.8 Weighted-average rate received (%) 3.87% 3.93% 4.01% 4.10% 3.97% 4.31% Projected fixed rate investment securities cash flows / maturities $1.6 $1.8 $1.9 $1.8 $7.1 $7.4 Weighted-average rate received (%) 2.61% 2.40% 3.33% 3.81% 3.06% 3.83% Earning Asset Mix(2)

 Receive-fixed swaps hedging loans of $19.0B – WA receive rate: 3.8%  $1.5B starting in 1Q25 (3.7% WA receive rate)  $6.7B starting in 2Q25 (3.7% WA receive rate)  $4.0B starting in 3Q25 (3.8% WA receive rate)  $6.3B starting in 4Q25 (3.8% WA receive rate)  $0.5B starting in 1Q26 (4.1% WA receive rate)  Executed $9.3Bn of forward-starting receive-fixed swaps – WA receive rate: 3.7% that become effective over the course of 2Q25 to 1Q26  Terminated $3.0Bn of accruing pay-fixed swaps in conjunction with the securities portfolio rebalancing transaction – WA pay rate: 4.4% $18.8 $18.1 $23.5 $27.2 $32.1 $23.8 $14.1 4Q24 1Q25 2Q25 3Q25 4Q25 YE26 YE27 Hedging Strategy Opportunity $ in billions 12/31/2024 Debt Hedges $10.8 Securities Hedges(2) $9.4 Floor Spreads $3.3 17 (1) Portfolio as of 12/31/2024 and includes already executed forward starting swaps; (2) AFS securities swapped to floating rate Other Hedge Positions 4Q24 ALM Hedge Actions 2.3% 2.6% 2.9% 3.1% 3.2% 3.4% 3.8% 1Q25 2Q25 3Q25 4Q25 YE26 YE27 $2.2 $1.3 $0.4 $1.4 $9.1 $9.7 1.4% 2.2% 2.2% 2.0% 2.8% 3.0% W.A. Receive- fixed Rate Note: Maturing Swaps ($Bn) W.A. Receive-fixed Rate Receive-fixed Asset Swaps(1) $ in billions; ending balances Forward Starting Swaps as of 12/31

Credit Quality by Portfolio



Allowance for Credit Losses (ACL)
$ in millions
$1,804
$1,823
$1,833
$1,774
$1,699
1.60%
1.66%
1.71%
1.68%
1.63%
4Q23
1Q24
2Q24
3Q24
4Q24
Allowance for Credit Losses
Allowance for Credit Losses to Period-end Loans



Net Loan Charge-offs(1) to Average Loans (%)(2)
0.55%
0.43%
0.29%
0.00%
0.00%
4.50%
1.00%
C&I (3), (4)
CRE
Comm'l Lease
Resi Mtg
Home Equity
Credit Cards
Other Consumer



Allowance to NPLs (%)(2)
198%
152%
N/M
98%
79%
N/M
N/M
C&I (3), (4)
CRE
Comm'l Lease
Resi Mtg
Home Equity
Credit Cards
Other Consumer



Criticized Outstandings to Period-end Loans (%)(2)
7.6%
↓ 51bps QoQ
12.3%
↓ 138bps QoQ
4.2%
0.5%
1.5%
2.0%
0.3%
C&I (3), (4)
CRE
Comm'l Lease
Resi Mtg
Home Equity
Credit Cards
Other Consumer

N/M = Not Meaningful

Note: All metrics are as of 12/31/2024 unless otherwise noted; (1) Net loan charge-off amounts are annualized in calculation; (2) Ratios calculated using unrounded figures and therefore may not foot to calculation using rounded figures presented in chart; (3) Loan balances include $212 million of commercial credit card balances at December 31, 2024; (4) Commercial and industrial includes receivables held as collateral for a secured borrowing of $211 million at December 31, 2024. Principal reductions are based on the cash payments received from these related receivables

18

GAAP to Non-GAAP Reconciliation (1) For the three months ended December 31, 2024, September 30, 2024, and December 31, 2023, intangible assets exclude less than $1 million, $1 million, and $1 million, respectively, of period-end purchased credit card receivables; (2) Net of capital surplus; (3) For the three months ended December 31, 2024, September 30, 2024, and December 31, 2023, average intangible assets exclude less than $1 million, $1 million, and $1 million, respectively, of average purchased credit card receivables 19 $ in millions 4Q24 3Q24 4Q23 Tangible common equity to tangible assets at period end Key shareholders’ equity (GAAP) $ 18,176 $ 16,852 $ 14,637 Less: Intangible assets(1) 2,779 2,786 2,806 Preferred stock(2) 2,446 2,446 2,446 Tangible common equity (non-GAAP) $ 12,951 $ 11,620 $ 9,385 Total assets (GAAP) $ 187,168 $ 189,763 $ 188,281 Less: Intangible assets(1) 2,779 2,786 2,806 Tangible assets (non-GAAP) $ 184,389 $ 186,977 $ 185,475 Tangible common equity to tangible assets ratio (non-GAAP) 7.02% 6.21% 5.06 % Average tangible common equity Average Key shareholders’ equity (GAAP) $ 16,732 $ 15,759 $ 13,471 Less: Intangible assets (average) (3) 2,783 2,789 2,811 Preferred stock (average) 2,500 2,500 2,500 Average tangible common equity (non-GAAP) $ 11,449 $ 10,470 $ 8,160

GAAP to Non-GAAP Reconciliation 20 $ in millions 4Q24 3Q24 4Q23 Return on average tangible common equity from continuing operations Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ (279) $ (447) $ 30 Average tangible common equity (non-GAAP) 11,449 10,470 8,160 Return on average tangible common equity from continuing operations (non-GAAP) (9.69) % (16.98) % 1.46 % Return on average tangible common equity consolidated Net income (loss) attributable to Key common shareholders (GAAP) $ (279) $ (446) $ 30 Average tangible common equity (non-GAAP) 11,449 10,470 8,160 Return on average tangible common equity consolidation (non-GAAP) (9.69) % (16.95) % 1.46 % Cash efficiency ratio Noninterest expense (GAAP) $ 1,229 $ 1,094 $ 1,372 Less: Intangible asset amortization 7 7 10 Adjusted noninterest expense (non-GAAP) $ 1,222 $ 1,087 $ 1,362 Net interest income (GAAP) $ 1,051 $ 952 $ 921 Plus: Taxable-equivalent adjustment 10 12 7 Net interest income TE (non-GAAP) 1,061 964 928 Noninterest income (GAAP) (196) (269) 610 Total taxable-equivalent revenue (non-GAAP) $ 865 $ 695 $ 1,538 Cash efficiency ratio (non-GAAP) 141.3% 156.4% 88.6%

GAAP to Non-GAAP Reconciliation

$ in millions		4Q24		3Q24		4Q23
Adjusted taxable-equivalent revenue						
Noninterest income (GAAP)	$	(196)	$	(269)	$	610
Plus: Selected Items[(1)]		918		918		-
Adjusted noninterest income (non-GAAP)	$	722	$	649	$	610
Net interest income TE (non-GAAP)		1,061		964		928
Total adjusted taxable-equivalent revenue (non-GAAP)	$	1,783	$	1,613	$	1,538
Noninterest expense adjusted for selected items						
Noninterest expense (GAAP)	$	1,229	$	1,094	$	1,372
Plus: Selected Items[(1)]		3		6		(275)
Noninterest expense adjusted for selected items (non-GAAP)	$	1,232	$	1,100	$	1,097
Adjusted income (loss) available from continuing operations attributable to Key common shareholders						
Income (loss) from continuing operations attributable to Key common shareholders (GAAP)	$	(279)	$	(447)	$	30
Plus: Selected Items[(1)]		657		732		209
Adjusted income (loss) available from continuing operations attributable to Key common shareholders	$	378	$	285	$	239
Diluted earnings per common share (EPS) - adjusted						
Diluted EPS from continuing operations attributable to Key common shareholders (GAAP)	$	(.28)	$	(.47)	$	.03
Plus: EPS impact of selected items[(1)]		.66		.77		.22
Diluted EPS from continuing operations attributable to Key common shareholders - adjusted (non-GAAP)	$	.38	$	.30	$	.25

(1) See slide 24 for breakout on Selected Items Impact on Earnings

21

GAAP to Non-GAAP Reconciliation 22 $ in millions FY2024 FY2023 Adjusted taxable-equivalent revenue Noninterest income (GAAP) $ 809 $ 2,470 Plus: Selected Items(1) 1,836 - Adjusted noninterest income (non-GAAP) $ 2,645 $ 2,470 Net interest income TE (non-GAAP) 3,810 3,943 Total adjusted taxable-equivalent revenue (non-GAAP) $ 6,455 $ 6,413 Noninterest expense adjusted for selected items Noninterest expense (GAAP) $ 4,545 $ 4,734 Less: Selected items(1) (25) (339) Noninterest expense adjusted for selected items (non-GAAP) $ 4,520 $ 4,395 Adjusted income (loss) available from continuing operations attributable to Key common shareholders Income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ (306) $ 821 Plus: Selected items (net of tax)(1) 1,415 258 Adjusted income (loss) available from continuing operations attributable to Key common shareholders (non-GAAP) $ 1,109 $ 1,079 Diluted earnings per common share (EPS) – adjusted Diluted EPS from continuing operations attributable to Key common shareholders (GAAP) $ (.32) $ .88 Plus: EPS impact of selected items(1) 1.48 .27 Diluted EPS from continuing operations attributable to Key common shareholders - adjusted (non-GAAP) $ 1.16 $ 1.15 (1) See slide 25 for breakout on Selected Items Impact on Earnings

GAAP to Non-GAAP Reconciliation

CET1 – AOCI Impact[1] (*$ in millions*)	4Q23	1Q24	2Q24	3Q24	4Q24
Common Equity Tier 1 (A)	$ 14,894	$ 14,821	$ 14,893	$ 15,043	$ 16,563
Add: AFS and Pension accumulated other Comprehensive income (loss)	(4,573)	(4,608)	(4,530)	(3,118)	(3,032)
Adjusted Common Equity Tier 1 (B)	$ 10,321	$ 10,213	$ 10,363	$ 11,925	$ 13,532
Risk Weighted Assets (C)	$ 148,575	$ 144,295	$ 142,179	$ 138,933	$ 138,348
Common Equity Tier 1 ratio (A/C)	10.02 %	10.27 %	10.47 %	10.83 %	11.97 %
Adjusted CET1 Ratio (B/C)	6.95 %	7.08 %	7.29 %	8.58 %	9.78 %

Loan Yields Excluding Impact from Hedges[2]	4Q23	1Q24	2Q24	3Q24	4Q24
Loan Yield	5.51 %	5.61 %	5.66 %	5.73 %	5.55 %
Subtract: Loan Yield Impact of Realized Hedge Gains/(Losses)	(0.84) %	(0.78) %	(0.73) %	(0.69) %	(0.50) %
Loan Yield Excluding Impact from Hedges	6.35 %	6.39 %	6.39 %	6.42 %	6.05 %

(1) Under the current applicable regulatory capital rules, Key has made the AOCI opt out election, which enables us to exclude components of AOCI from regulatory capital, notably the AOCI relative to securities and pension. Adjusted CET1 ratio is a non-GAAP measure and is calculated based on Common Equity Tier 1 capital, inclusive of the AOCI impact from securities and pension, divided by risk weighted assets. We believe this non-GAAP measure provides useful information in light of the potential for change in the regulatory capital framework; (2) Loan Yields Excluding Impact from Hedges is a non-GAAP metric and is calculated by excluding losses realized on derivatives which hedge the interest rate risk of our loans. We believe this metric is meaningful as it provides information on loan yields excluding the impacts of hedge-related interest rate risk management programs

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Selected Items Impact on Earnings

Selected Items Impact on Earnings						
$ in millions, except per share amounts		Pretax[1]		After-tax at marginal rate[1]		
Quarter to date results		Amount		Net Income		EPS[3]
Three months ended December 31, 2024						
Loss on sale of securities[2]	$	(915)	$	(657)	$	(0.66)
Scotiabank investment agreement valuation (other income)		(3)		(2)		-
FDIC special assessment (other expense)[4]		3		2		-
Three months ended September 30, 2024						
Loss on sale of securities[2]		(918)		(737)		(0.77)
FDIC special assessment (other expense)[4]		6		5		-
Three months ended June 30, 2024						
FDIC special assessment (other expense)[4]		(5)		(4)		-
Three months ended March 31, 2024						
FDIC special assessment (other expense)[4]		(29)		(22)		(0.02)
Three months ended December 31, 2023						
Efficiency related expenses[5]		(67)		(51)		(0.05)
Pension settlement (other expense)		(18)		(14)		(0.02)
FDIC special assessment (other expense)[4]		(190)		(144)		(0.15)

(1) Favorable (unfavorable) impact; (2) After-tax loss on sale of securities for the three months ended September 30, 2024 adjusted to reflect impact of GAAP accounting for income taxes in interim periods, with related adjustments recorded in the fourth quarter of 2024; (3) Impact to EPS reflected on a fully diluted basis; (4) In November 2023, the FDIC issued a final rule implementing a special assessment on insured depository institutions to recover the loss to the FDIC's deposit insurance fund (DIF) associated with protecting uninsured depositors following the 2023 closures of Silicon Valley Bank and Signature Bank. KeyCorp recorded the initial loss estimate related to the special assessment during the fourth quarter of 2023. In late February 2024, the FDIC provided updated estimates on the uninsured deposit losses and recoverable assets related to the 2023 closures of Silicon Valley Bank and Signature Bank. KeyCorp recorded the additional expense related to the revised special assessment during the first quarter of 2024. Amounts reflected for the three-months ended June 30, 2024, September 30, 2024, and December 31, 2024, represent adjustments from initial estimates based on quarterly invoices received by the FDIC; (5) Efficiency related expenses for the three-months ended December 31, 2023, consist primarily of $39 million of severance recorded in personnel expense and $24 million of corporate real estate related rationalization and other contract termination or renegotiation costs recorded in other expense

24

Selected Items Impact on Earnings

Selected Items Impact on Earnings						
$ in millions, except per share amounts		Pretax[1]		After-tax at marginal rate[1]		
Year to date results		**Amount**		**Net Income**		**EPS[2,5]**
Twelve months ended December 31, 2024						
Loss on sale of securities	$	(1,833)	$	(1,394)	$	(1.45)
Scotiabank investment agreement valuation (other income)		(3)		(2)		-
FDIC special assessment (other expense)[3]		(25)		(19)		(0.02)
Total selected items[5]	$	(1,861)	$	(1,415)	$	(1.48)
Twelve months ended December 31, 2023						
Efficiency related expenses[4]	$	(131)	$	(100)	$	(0.10)
Pension settlement (other expense)		(18)		(14)		(0.02)
FDIC special assessment (other expense)[3]		(190)		(144)		(0.15)
Total selected items[5]	$	(339)	$	(258)	$	(0.27)

(1) Favorable (unfavorable) impact; (2) Impact to EPS reflected on a fully diluted basis; (3) In November 2023, the FDIC issued a final rule implementing a special assessment on insured depository institutions to recover the loss to the FDIC's deposit insurance fund (DIF) associated with protecting uninsured depositors following the 2023 closures of Silicon Valley Bank and Signature Bank. KeyCorp recorded the initial loss estimate related to the special assessment during the fourth quarter of 2023. In late February 2024, the FDIC provided updated estimates on the uninsured deposit losses and recoverable assets related to the 2023 closures of Silicon Valley Bank and Signature Bank. KeyCorp recorded the additional expense related to the revised special assessment during the first quarter of 2024, as well as adjustments from initial estimates throughout 2024 based on quarterly invoices received from the FDIC; (4) Efficiency related expenses for the twelve-months ended December 31, 2023, consist primarily of $70 million of severance recorded in personnel expense and $52 million of corporate real estate related rationalization and other contract termination or renegotiation costs recorded in other expense; (5) Earnings per share may not foot due to rounding

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This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control). Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and in subsequent filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir. Non-GAAP Measures. This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Key’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation, the financial supplement, or the press release related to this presentation, all of which can be found on Key’s website (www.key.com/ir). Forward-Looking Non-GAAP Measures. From time to time we may discuss forward-looking non-GAAP financial measures. We are unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant for future results. Annualized Data. Certain returns, yields, performance ratios, or quarterly growth rates are presented on an “annualized” basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. Taxable Equivalent. Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at the federal statutory rate. This adjustment puts all earning assets, most notably tax-exempt municipal securities, and certain lease assets, on a common basis that facilitates comparison of results to results of peers. Earnings Per Share Equivalent. Certain income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total consolidated earnings per share performance excluding the impact of such items. When the impact of certain income or expense items is disclosed separately, the after-tax amount is computed using the marginal tax rate, unless otherwise specified, with this then being the amount used to calculate the earnings per share equivalent. GAAP: Generally Accepted Accounting Principles 26 Forward-looking Statements and Additional Information